A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information contained under Items 2.01 and 2.03 below is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 29, 2025, GIPFL 1300 S Dale Mabry, LLC, an indirect wholly owned subsidiary of the Generation Income Properties, Inc. (the “Company”), completed the sale of its Starbucks-occupied retail building located in Tampa, Florida pursuant to a Purchase and Sale Agreement (the “Florida Purchase and Sale Agreement”), entered into effective as of April 2, 2025, by and among GIPFL 1300 S Dale Mabry, LLC, as seller, and 6800 4thStreet Holdings LLC, as purchaser, as amended effective May 2, 2025 and subsequently assigned by purchaser to 1300 Dale Mabry Holdings LLC, for a purchase price of $3,450,000, in cash, subject to customary pro-rations and adjustments.

On May 29, 2025, GIPAL JV 15091 SW Alabama 20, LLC, an indirect wholly owned subsidiary of the Company, completed the sale of its Auburn University-occupied industrial building located in Huntsville, Alabama pursuant to a Purchase and Sale Agreement (the “Alabama Purchase and Sale Agreement’), entered into effective as of January 24, 2025, by and among GIPAL JV 15091 SW Alabama 20, LLC , as seller, and Titomic, USA, Inc., as purchaser, as amended effective April 7, 2025, May 9, 2025 and May 29, 2025, for a purchase price of $7,200,000, in cash, subject to customary pro-rations and adjustments.

The foregoing summaries of the terms and conditions of the Florida Purchase and Sale Agreement and the Alabama Purchase and Sale Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached as exhibits hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 29, 2025, the Company, through its operating partnership Generation Income Properties L.P. (the “Operating Partnership”), entered into a loan transaction for $332,000.00 that is evidenced by a promissory note (the “NAI Chase Promissory Note”) issued to Chase Commercial Realty, Inc. d/b/a NAI Chase (“Chase”). The NAI Chase Promissory Note provides that an amount equal to the aggregate unpaid principal amount of the loan, together with accrued but unpaid interest at an interest rate of 7.5% per annum, will be due on December 31, 2025. The NAI Chase Promissory Note may be repaid without penalty at any time. The NAI Chase Promissory Note relates to broker’s fees payable by the Company to Chase in connection with the sale of the Company’s Auburn University-occupied industrial building located in Huntsville, Alabama, as further described under Item 2.01 above.

On May 29, 2025, the Company’s Chief Executive Officer, David Sobelman (the "Guarantor") executed a Personal Guaranty (the “Guaranty”) in favor of Chase, in connection with the loan made by Chase to the Operating Partnership pursuant to the Chase Promissory Note. Under the terms of the Guaranty, the Guarantor unconditionally and irrevocably guarantees the full and punctual payment of all obligations of the Operating Partnership under the Chase Promissory Note, including principal, interest, and enforcement costs. The Guarantor’s liability is limited to the maximum amount enforceable under applicable bankruptcy and fraudulent transfer laws.

On May 29, 2025, GIPFL 1300 S Dale Mabry, LLC (“GIPFL”), an indirect wholly owned subsidiary of the Company, entered into a loan transaction for $103,500.00 that is evidenced by a promissory note (the “SRS Promissory Note”) issued to SRS Real Estate Partners, LLC. (“SRS”). The SRS Promissory Note provides that an amount equal to the aggregate unpaid principal amount of the loan, together with accrued but unpaid interest at an interest rate of 0% per annum, will be due on December 31, 2025. The SRS Promissory Note may be repaid without penalty at any time. The SRS Promissory Note relates to broker’s fees payable by the Company to SRS in connection with the sale of the Company’s Starbucks-occupied retail building located in Tampa, Florida, as further described under Item 2.01 above.

On May 29, 2025, the Company, through the Operating Partnership, entered into a loan transaction with David Sobelman, the Company’s Chief Executive Officer, for $610,000.00 to fund closing costs relating to the sale of the Company’s Auburn University-occupied industrial building located in Huntsville, Alabama and Starbucks-occupied retail building located in Tampa, Florida, as further described under Item 2.01 above. The loan is evidenced by a promissory note (the “Sobelman Promissory Note”) payable to the David E. Sobelman Revocable Trust, under

Agreement dated September 5, 2007. The Sobelman Promissory Note provides that an amount equal to the aggregate unpaid principal amount of the loan, together with accrued but unpaid interest at an interest rate of 5.75% per annum, will be due on August 31, 2025.

The foregoing summaries of the terms and conditions of the Chase Promissory Note, the Guaranty, the SRS Promissory Note, and the Sobelman Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are attached as exhibits hereto and incorporated herein by reference.

[Item 7.01 Regulation FD Disclosure

On June 4, 2025, the Company issued a press release announcing that it has closed on the sale of two properties: its Auburn University-occupied industrial building in Huntsville, AL and its Starbucks-occupied retail building in Tampa, FL. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(b) (d)

Pro Forma Financial Information. To the extent pro forma financial information is required to be filed by this item, such financial information will be filed by amendment to this Current Report on Form 8-K.

Exhibits

Exhibit No.	Description

10.1	Promissory Note issued to Chase Commercial Realty, Inc. dated May 29, 2025.
10.2	Personal Guaranty, dated May 29, 2025, made by David Sobelman in favor of Chase Commercial Realty, Inc.
10.3	Promissory Note issued to SRS Real Estate Partners, LLC dated May 29, 2025.
10.4	Promissory Note issued to David E. Sobelman Revocable Trust, dated May 29, 2025.
10.5	Purchase and Sale Agreement, entered into effective as of April 2, 2025, by and among GIPFL 1300 S Dale Mabry, LLC and 6800 4th Street Holdings LLC, as amended effective May 2, 2025.
10.6	Purchase and Sale Agreement, entered into effective as of January 24, 2025, by and among GIPAL JV 15091 SW Alabama 20, LLC and Titomic, Inc., as amended effective April 7, 2025 and May 9, 2025.
99.1	Press Release, dated June 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) and/or Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 28, 2025, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: June 4, 2025	By:	/s/ Ron Cook
Ron Cook
Principal Finance and Accounting Officer